DRAFT

2018-09-24

BioO2XyTran® Inc.

Tissue Regeneration For Life

David Platt
david.platt@bioxytraninc.com
(617)-510-2539

Forward Looking Statement

This report contains forward-looking statements concerning, among other things, possible applications for marketing approval and other regulatory matters, clinical trials, plans for the development of BioXyTran and business strategies.
These forward-looking statements are identified by the use of such terms as "intends," "expects," "plans," "estimates," "anticipates," "should", "can" and "believes.""

These forward-looking statements involve risks and uncertainties. Actual results may differ materially from those predicted by the forward-looking statements because of various factors and possible events. Company risks include lack of FDA or any other regulatory approval for our human product, the difficulty and uncertainty in obtaining regulatory approval, uncertainty about future physician and market acceptance of our product, our limited manufacturing capacity and capital resources and our lack of commercial experience as a pharmaceutical company. In addition, we are subject to industry risks such as: our industry is highly regulated, keenly competitive and subject to uncertainty of pricing because of controls on health care spending and uncertainty of third-party reimbursement.

Mission Statement

BioXyTran, Inc. is a biopharmaceutical company to develop first-in-class treatments for hypoxic conditions and necrosis



Team







Management

David Platt, Ph.D/CEO
Ph.D in Chemical Engineering, Hebrew U. of Jerusalem; Weizmann Institute; Founder of five public Bio-Tech companies over 25 years, with a combined Market Cap > $1.5Billion

Elena Chekhova, Ph.D/Chief Scientist
Ph.D in Process Systems Engineering at MIT; Elena has over 10 years of experience in the life sciences industry in business development and project management services

Ola Soderquist, CFO, CPA, CMA, CM&AA
30 years industrial experience; Served in CFO and other capacities in multiple industry sectors; MSA Stockholm School of Economics; MBA Babson College

Independent Board of Directors

Alan Hoberman, PhD
Executive Director of Operations and Toxicology, Charles River Labs.

Henry Esber, PhD
Senior Consultant of Business Development, Charles River Labs

Dale Conaway, PhD
Veterinary Medical Officer for the Research Oversight in US DPVA

Anders Utter/Head of Audit Committee
Financial Expert; General Cable (NYSE: BGC); MBA Babson College

Advisory Board

Avraham Mayevsky, PhD
Worldwide authority in the field of minimal invasive monitoring of tissue oxygenation and organ physiology

Hana Chen-Walden, MD
Specialist Regulatory Affairs in US and Europe for more than 25 years

David Bell, MB, FACP, FACE
Professor of Medicine, University of Alabama; 320 publications; Director American Diabetes Association

Tomasz Zastawny, PhD, DSc, MSc
President/CEO ECRC/MTZ U.S.
Expert in clinical operations and trials

Benjamin Rivnay, Ph.D.
Associate Professor at Weizmann Institute
Expert in formulation development and test product introduction

Larry Ellingson
Former Chairman American Diabetes Association; MBA Babson College

The Brain Stroke Epidemic

A Challenge to Worldwide Healthcare, a $184 Billion Medical Indication Costs

Region	Strokes (millions)	Population (millions)	Survivors (millions)	Direct cost (billions)	Indirect cost (billions)
US	0.8	321	5.8	$44	$22
EU (+GB)	1.1	743	3.4	$28	$16
CN	2.5	1,371	7.5	estimated $74	
World	17.0	7,500	33.0	estimated $184	

Time Is Brain, Quantified


Onset of symptoms
Ambulance arrives at home
Arrival and initial assessment and treatment in ER
Thrombolysis or PTCA/CABG
Blockage Removed

Time to Needle
2.5 hours

Estimated Pace of Neural Circuitry Loss in a Typical Stroke

	Neurons lost	Synapses lost	Myelinated fibers lost	Accelerated aging
Per stroke (average)	**300 million**	**2 trillion**	**1,800 km/1,100 miles**	**9 years**
Per hour	120 million	830 billion	710 km/440 miles	3.6 years
Per minute	1.9 million	14 billion	12 km/7.5 miles	3.1 weeks
Per second	32,000	230 million	200 meters/220 yards	8.7 hours

Blood Clot Caused by Coagulation



Image of red blood-cells caught in the mech of fibrins causing a blood clot.



- **Annually, 800,000 Americans suffer a stroke; 1 of 6 die, and 1 of 3 are permanently disabled**
- **The average lifetime patient cost is 300,000 dollars**
- **87% of all strokes are ischemic, or caused by a clot A hemorrhagic stroke is a ruptured blood vessel**

BXT-25 – An Oxygen Bridge


BXT-25
polymer



- BXT-25 is a hemoglobin based polymer, 5,000 times smaller than a red blood cell
- It can be used both in Ischemic and Hemorrhagic Stroke
- It can penetrate a blood-clot and reach the brain within 3 minutes, reducing Time-to-Needle by 90%

BXT-25 - Stabilized Oxygen-carrying Protein


Red blood cells, RBCs
Hemoglobin (Hb)
(oxygen-carrying protein)
Native Hb
Tetramer 64 kD
Dimer 32 kD
Stabilized Hb tetramer with co-polymer
50 kD


BXT stabilized Hb polymer – 50 kD

- Low viscosity
- Non-immunogenic
- Universally compatible with all blood types
- Stable at room temperature
- 3 year shelf-life in liquid formulation
- Extended shelf-life in dry formulation

Proprietary Manufacturing Process of BXT-25



Collect controlled source Red blood cells	Extract Hemoglobin Protein	Purify and crosslink	Extract Heme and reattach to a polymer	BXT-25 is mixed with a saline solution, to be IV-infused by an ER team

Key Assays for BXT-25 chemical and structural specifications are: Electron spray Ionization, Amino Acid Analysis, Gel Electrophoresis, Circular Dichroism, Reverse phase HPLC and Immunoblotting

Proof of Concept of BXT-25 in Animals

- Absence of nitric oxide scavenging, no increased blood pressure in diabetic mice (Harvard Medical School, 2013)
- No toxicity from replacing 90% of the blood in dogs with similar chemistry to BXT-25: https://www.hindawi.com/journals/ccrp/2014/864237/ (QTest Labs, Columbus OH, 2014)
- Oxygen delivery and brain recovery in stroke induced rats with similar chemistry to BXT-25 (Harvard Medical School, 2013)

Middle Cerebral Artery Blockage Model in Rats


Blood clot in the middle cerebral artery
Blockage in the internal carotid artery





Adding BXT-25 after induced stroke in rats. A Comparison shows between Perfused (top) and Unperfused Brains

To submit an IND the pre clinical testing will be under Good Manufacturing Practice (GMP)

FDA Approved OXYSENSE™ Technology

a clinical end-point for measuring oxygen delivery to the brain in real-time


Flat probe
(B) Anterior cerebral artery
Treated Aneurysm
Middle cerebral artery
Posterior cerebral artery


NADH
92
HbO2
86
TBF
88
TBV
84

Our licensed technology allows for a rapid, cost-effective and validated development of safe new molecules that address unmet medical needs in disease indications resulting from hypoxia.

BioXyTran Inc.

Current limited effect treatments

Our competition is tPA and similar drugs, aiming to dissolve, or remove, a clot.
These are time-consuming and require an MRI since blood-thinners are fatal in hemorrhagic strokes.

There are no drugs available to deliver oxygen to the brain

Drug/Treatment	Company	Description
rtPA	Genentech, Johnson & Johnson	Thrombolytic agent used to break apart blood clot that causes ischemic stroke
Abciximab	Eli Lilly /Centrocor	Platelet aggregation inhibitor
Cerovive	AstraZeneca	Nitrone based neuro protectant
Candesartan	AstraZeneca	Angiotensin receptor blocker (ARB)
Ancrod	Knoll Pharmaceuticals	Anticoagulant that acts by breaking down fibrinogen

BXT-25 is designed to support the oxygenation of the brain until the clot is dissolved by medication or removed by surgery

BXT-251 - Organ Preservation


72%
OF DONORS' HEARTS ARE
NOT TRANSPLANTED
Not Used
Not Offered

Up to 72% of donated organs go to waste

BXT-251, indicated to prolong extracorporeal circulation and preservation of organs for transplant during transport or storage from hours to days


Typical and maximum preservation limits for donated organs
Heart
4-6 hrs
Lungs
4-8 hrs
Intestines
6-10 hrs
Liver
12-15 hrs
Pancreas
12-24 hrs
Kidneys
24-48 hrs
0
12
24
36
48


Perfusion module
Integrated ventilator
Gas exchanger
Reservoir
Pulsatile pump

Future Development

US market potential for BXT-25 is $10B, including:

- Cerebrovascular Accidents
- Traumatic Brain Injury (TBI)
- Anti-Necrosis
- Anemia Treatment
- Cancer
- Human Organ Transplants
- Wound Healing
- Acute Coronary Syndromes

Product	Description	Objective	Timeline
BXT-251	Universal organ preservation and protection agent	FDA/EMA 510 (k) submission, $2M	20 months
BXT-252	Ischemic wound healing	FDA submission, $2M	18 months
BXT-253	Angioplasty and Cardiac Revascularization	FDA submission, $2M	24 months
BXT-254	Human Nasopharyngeal Carcinoma (with 2 Gy Rad)	FDA submission, $4M	36 months

Business Development & Strategy

Intellectual Property (IP)

One issued US patent (US6245316B1)

Additional applications to strengthen our IP position are ongoing

Business Development Strategy

Safety Studies In Healthy Volunteers Phase I

Efficacy Study In Stroke Patients Phase II

Establish licensing or collaboration agreement with qualified partner's

BioXyTran, Inc.
233 Needham St., Suite 300
Newton MA, 02464
(617)-454-1199
www.bioxytraninc.com

BioXyTran® Inc.
Tissue Regeneration For Life

David Platt
david.platt@bioxytraninc.com
(617)-510-2539